                                        UNITED STATES

                             SECURITIES AND EXCHANGE COMMISSION

                                   Washington, DC  20549



                                         FORM 8-K
                                       _____________

                                       CURRENT REPORT


                              Pursuant to Section 13 or 15 (d) of
                              the Securities Exchange Act of 1934


                        Date of Report (date of earliest event reported):
                                        July 24, 2003
                                        _____________



                                         AIRGAS, INC.
                     ______________________________________________________
                     (Exact name of registrant as specified in its charter)



    Delaware                        1-9344                    56-0732648
 _______________           _______________________          _______________
 (State or other          (Commission File Number)         (I.R.S. Employer
 jurisdiction of                                           Identification No.)
 incorporation)



                        259 North Radnor-Chester Road, Suite 100
                                Radnor, PA  19087-5283
                       _________________________________________
                       (Address of principal executive offices)



Registrant's telephone number, including area code: (610) 687-5253
                                                     _____________

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Item 9.  Regulation FD Disclosure
         ________________________

In accordance with the Securities and Exchange Commission's interim guidance regarding Form 8-K Item 12 filing requirements as set forth in Release No. 33-8216, the following information is intended to be furnished by Airgas, Inc. (the "Company") under Item 12, "Disclosure of Results of Operations and Financial Condition," rather than under Item 9. The information in this Form 8-K report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.



On July 24, 2003, Airgas, Inc. reported its earnings for its first quarter ended June 30, 2003, as described in the press release attached as
Exhibit 99.1 and incorporated herein by reference.

Non-GAAP Measures:

The press release attached as Exhibit 99.1 contains certain financial measures that are not defined under generally accepted accounting principles
(GAAP). The Company uses Adjusted Debt to provide investors with a more accurate and meaningful measure of the change in the Company's obligation to repay debt by adjusting for non-cash items and funds received (or repaid) under the trade receivables securitization program. Free Cash Flow is a non-GAAP measure of the Company's ability to generate cash from continuing operations, which can be used at management's discretion for acquisitions, the repayment of debt or to support other investing and financing activities. The Company believes that Free Cash Flow provides investors with meaningful insight into the ability of the Company to generate cash flow in excess of the cash required to maintain the Company's existing operations.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         __________________________________________________________________

(a)  None

(b)  None

(c)  Exhibits.

         99.1 - Press Release dated July 24, 2003



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                                  Signatures
                                  __________

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AIRGAS, INC.
                                       ___________
                                       (Registrant)


                                       BY:  /s/ Robert M. McLaughlin
                                            ---------------------------
                                            Robert M. McLaughlin
                                            Vice President & Controller







DATED:     July 24, 2003